SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 4, 2004 (June 4, 2004)




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

         Delaware                                     62-1040440
(State or other jurisdiction                        (IRS employer
     of incorporation)                             identification No.)
                                    000-21788
                             (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000





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Item 5.  Other Events and Regulation FD Disclosure.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Delta and Pine Land Company dated June 4, 2004.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.                Description
-----------                -----------
99.1                       Press Release dated June 4, 2004.




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date: June 4, 2004                      /s/ R. D. Greene
                                        ---------------------------------------
                                        R. D. Greene,
                                        Vice President - Finance, Treasurer and
                                        Assistant Secretary